AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE:

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00014	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA01

ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

CODE 726613 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500007C

10B. DATED (SEE ITEM 13) 03/27/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (A) (3) Reflect other agreements of the parties modifying the terms of contracts.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609
The purpose of this modification is to modify Articles G.1 Contracting Officer; and G.2. Contracting Officer Representative of the contract terms.

The contract current value, obligated amount and period of performance remain UNCHANGED.

The contract overall value, obligated amount and period of performance remain UNCHANGED.

All other terms and conditions of the contract remain unchanged.
Period of Performance: 03/31/2015 to 05/31/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Jon P. Stonehouse CEO		ROSHAWN K. MAJORS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	11/24/2020	RoShawn Washington (Simpson) (Signature of Contracting Officer)	Nov. 24, 2020

Previous edition unusable

SUPPLEMENTAL AGREEMENT

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

Under **SECTION G CONTRACT ADMINISTRATIVE DATA, ARTICLES G.1 and G.2.** are hereby modified to reflect the following:

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the USG for the purpose of this contract:

RoShawn Washington (Simpson)
Contracting Officer
DHHS/OS/ASPR/BARDA/DCMA
O'Neill Federal Office Building
Washington, D.C. 20515
Office Phone: (202) 260-0889
Direct Phone: (202) 868-9276
Email: roshawn.simpson@hhs.gov

1) The Contracting Officer (CO) is the only individual who can legally commit the USG to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2) The Contracting Officer is the only person with the authority to act as agent of the USG under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3) No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4) The USG may unilaterally change the CO or CS designation.

All other terms in Article G.1. remain unchanged.

ARTICLE G.2. CONTRACTING OFFICER'S REPRESENTATIVE (COR) and ALTERNATE CONTRACTING OFFICER'S REPRESENTATIVE (COR)

The following COR and Alternate COR will represent the government for the purpose of this contract:

Carol J. Diaz-Diaz, Ph,D.
Contracting Officer Representative
DHHS/OS/ASPR/BARDA/AVAT
O'Neill Federal Office Building
Washington, D.C. 20515
Office Phone: (202) 969-3576
Direct Phone: (202) 823-1507
Email: carol.diaz-diaz@hhs.gov

The COR is responsible for:

1) Recommending to the Contracting Officer changes in requirements;

2) Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;

3) Performing technical evaluation as required;

4) Performing technical inspections and acceptances required by this contract; and

5) Assisting in the resolution of technical problems encountered during performance. The USG may unilaterally change the COR designation.

All other terms in Article G.2. remain unchanged.

All other contract terms remain unchanged.

END OF MODIFICATION P0014